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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report: September 11, 2000 - Commission File No. 0-17746
                          ------------------                       -------


                  SAFE TECHNOLOGIES INTERNATIONAL INCORPORATED
                   (Formerly Safe Aid Products Incorporated)
              ----------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




          Delaware                                          22-2824492
   -------------------------------                     ---------------------
   (State or other jurisdiction of                     (IRS Employer ID No.)
    incorporation or organization)


       249 Peruvian Avenue
       Suite F2
       Palm Beach, Florida                                   33480
   -------------------------------                         ----------
   (Address of principal executive                         (Zip Code)
    offices)


   Registrant's telephone number,
   including area code:                                   (561) 832-2700
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Item 5.  Other Events

     The Company issued a statement naming a new president. The information contained in the statement, a copy of which is attached hereto as Exhibit 99.1 is incorporated herein by reference.

                                   Signatures
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SAFE TECHNOLOGIES INTERNATIONAL INCORPORATED


                                            By: /s/ Barbara Tolley
                                               ------------------------------
                                               Barbara Tolley, CEO & Chairman


Dated: September 11, 2000